UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2024

BurgerFi International, Inc.

(Exact name of registrant as specified in its charter)

001-38417	Delaware	82-2418815
(Commission File Number)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 E Las Olas Blvd., Suite 1400, Fort Lauderdale, FL	33301
(Address of principal executive offices)	(Zip Code)

(954) 618-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth below in Item 1.03 of this Current Report on Form 8-K regarding the Sale Orders and related asset purchase agreements is incorporated herein by reference.

Item 1.03.	Bankruptcy or Receivership.

As previously reported, on September 11, 2024, BurgerFi International, Inc. (the “Company”) and 114 direct or indirect subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions for relief under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District Court of Delaware (the “Court”). The Debtors are operating as debtors in possession in accordance with the applicable provisions of the Bankruptcy Code and their cases are being jointly administered under the caption In re BurgerFi International, Inc., Case No. 24-12017 (CTG).

On November 8, 2024, the Court entered orders approving the sales by the Debtors of the Anthony’s Coal Fired Pizza assets and the BurgerFi assets to TREW Capital Management Private Credit 2 LLC (“TREW”) or its designees [Docket Nos. 310 and 311] (the “Sale Orders”). Among other things, the Sale Orders provide for the sale of the Anthony’s Coal Fired Pizza assets in exchange for a credit bid of $44 million and the assumption of certain liabilities by TREW, and for the sale of the BurgerFi assets in exchange for a credit bid of $10 million and the assumption of certain liabilities by TREW, with these transactions serving to fully satisfy the Debtors’ obligations under their senior secured superpriority debtor-in-possession financing facilities and with the Debtors retaining certain assets and claims for the benefit of unsecured creditors. The sale of the Anthony’s Coal Fired Pizza assets closed on November 15, 2024, and the sale of the BurgerFi assets closed on November 27, 2024.

On November 14, 2024, each Debtor filed its Schedule of Assets and Liabilities and its Statement of Financial Affairs (collectively, the “Schedules and Statements”). The Debtors prepared the Schedules and Statements with the assistance of their advisors and in accordance with section 521 of the Bankruptcy Code and Rule 1007 of the Federal Rules of Bankruptcy Procedure.

Further information regarding the Debtors’ pending bankruptcy cases, and copies of all pleadings therein, including the Sale Orders, the asset purchase agreements, as well as the Schedules and Statements, are available free of charge at the website maintained by Company’s claims and noticing agent at https://cases.stretto.com/BFI.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2024, Carl Bachman departed the Company and his role as Chief Executive Officer and joined the purchaser of the Anthony’s Coal Fired Pizza assets. Mr. Bachman’s departure was not a result of any disagreements with the Company on any matter relating to the Company’s operations, policies, or practices.

Item 8.01.	Other Events.

Modified Reporting.

During the pendency of its bankruptcy case, the Company plans to modify its reporting with respect to its obligations under federal securities laws. In lieu of filing periodic reports on Forms 10-K or 10-Q, the Company plans to file Current Reports on Form 8-K attaching the monthly operating reports as filed with the Court. The Company believes that this modified reporting program is consistent with the protection of its investors as set forth in the SEC Exchange Act Release No. 9660, dated June 30, 1972.

Cautionary Information Regarding the Schedules and Statements

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Schedules and Statements because they were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Company may not be required to update the Schedules and Statements on the occurrence of future events, including in the event that the facts, estimates and assumptions upon which the Schedules and Statements are based prove to be erroneous. The Schedules and Statements were not audited or reviewed by an independent registered public accounting firm, do not contain all of the information and footnotes required by generally accepted accounting principles under applicable law, and are subject to future adjustment and reconciliation. Results or information set forth in the Schedules and Statements should not be viewed as indicative of future results or information.

Cautionary Information Regarding Forward-Looking Statements

Certain statements and information included in this Current Report on Form 8-K may constitute “forward-looking” statements that are generally identifiable through the use of words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project” and similar expressions and include any statements that are made regarding financial expectations. The forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise such statements to reflect new information or events as they occur. These statements are based on a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. Investors are cautioned that any such statements are not guarantees of future business or financial performance and that actual future results may differ materially due to a variety of factors. Factors that could cause the Company’s results to differ materially include, but are not limited to, the following: (i) the Company’s ability to obtain Court approval with respect to motions and actions in connection with a plan of reorganization in or other resolution of the Chapter 11 Case; (ii) the Company’s ability to operate its business during the pendency of the Chapter 11 Case; (iii) the effects of the filing of the Chapter 11 Case on the Company’s business operations and the upon the interests of various creditors, stockholders and other stakeholders; (iv) the length of time the Company will operate as a debtor in possession in the Chapter 11 Case; (v) risks associated with motions and other actions that third parties may take in the Chapter 11 Case, which may interfere with the Company’s ability to develop, secure approval of, and consummate a plan of reorganization or other resolution of the Chapter 11 Case; (vi) the potential adverse effects of the Chapter 11 Case on the Company’s financial condition, business operations, customers and potential customers, employees, liquidity, and results of operations; and (vii) other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended July 31, 2016. As a result of these factors, the Company’s actual results may differ materially from those indicated or implied by such forward-looking statements.

Cautionary Information Regarding Trading in the Company’s Equity Securities.

The Company’s stockholders are cautioned that trading in shares of the Company’s equity securities during the pendency of its bankruptcy case is highly speculative and poses substantial risks, including the risk that the Company’s stock may be of little or no value. Trading prices for the Company’s equity securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities upon the conclusion of the bankruptcy case. Therefore, the Company urges extreme caution with respect to existing and future investments in its securities.

Except as required by law, the Company disclaims any obligation to publicly update such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2024

BurgerFi International, Inc.

By:	/s/ Jeremy Rosenthal
Jeremy Rosenthal, Chief Restructuring Officer